Exhibit 99
To Our Shareholders, Customers, and Friends: Our progress continues to be sure and steady, and as a result, your company once again is continuing to deliver improved financial performance, growth and improving profit margins, in spite of the economic turmoil and the uncertainty surrounding banking. Sound banking and investment practices were the core values in the foundation of our company when we opened eight years ago and these values continue to lead us through these troubled times in our industry and will remain embedded in our day-to-day operations. Financial Strength. Centra has a strong Tier 1 capital position of 9.95% and continues to be ranked well ahead of the 6% level required of a “well capitalized” financial institution, which is the highest category a bank can attain. Asset Quality. For the third quarter, our loan delinquency was 0.23%; charge-off totals were .03%; non-performing assets as a part of total assets were .62% and non-performing assets as a percent of total loans were 0.70%. All of these levels are more favorable than the industry averages. Earnings Growth. We reached our highest level of profits since opening our doors in 2000. Year-to-date earnings for the first nine months of 2008 were $5.78 million, a 23% increase over the first nine months of 2007 and a record level for the company. For the quarter, net income was $2.03 million representing a 22% increase over the same period last year also a record level of earnings. Gained Market Share. FDIC data released in October, 2008, for the year ending June 30, 2008, reported a significant gain in market share in all of the regions in which we do business. In Morgantown we hold the #1 market share position by the widest margin since our inception. In both Martinsburg and Fayette County, PA we place at the #2 spots, and after just one year in business we place at #8 in Hagerstown, Maryland, passing up five area banks that have been in business much longer than Centra. Total assets increased 14% to $1.20 billion at September 30, 2008 compared to $1.06 billion at September 30, 2007. The primary component of the asset growth was total loans which increased $190 million or 23%. The loan growth was primarily funded by deposit growth of $108 million, an increase of 12% from September 30, 2007. Improved Operational Performance. The restructuring of our organization that began a year ago to enhance clear lines of accountability is now complete and already has exhibited signs of improvement in our efficiency ratio and a reduction in overhead costs. Shareholder Performance. On November 5th & 6th the Boards of Directors from all four of Centra’s markets came together for a joint meeting to hear from a Blue Ribbon panel of experts of national prominence, who delivered a program reporting on industry events and making recommendations as to the path that should be taken for our continued success. Be assured there is not a Board in the country that is more engaged in the health and safety of your bank than this group. After reviewing the financial condition of your company, and hearing from the industry experts, your Board of Directors declared a 10% stock dividend for shareholders of record on December 19, 2008—our fifth consecutive in the last five years, and a cash dividend $0.05 per share for shareholders of record on December 12, 2008. Both dividends will be payable on January 2, 2009. Keefe Bruette and Woods, Investment Bankers specializing in financial institutions, recently released data relating to safety and soundness of banks by state throughout the entire country. West Virginia ranks second as having the safest banks in the country, trailing only the state of Arkansas, who holds the number one position. Rounding out the top five safest banking states are #3 Kentucky, #4 Mississippi, and #5 Louisiana. This comparison is a strong validation of the sound markets in which your company does business. Our plan from the beginning was to locate in strong markets where economic swings would be less impactful to our business. You will notice the INC. Magazine emblem on the cover of this report. In August, INC. named Centra to their list of the “Top 100 Financial Service Companies” in the nation and out of this grouping we were the #4 bank to be ranked in the list. This again, is evidence that we are receiving very favorable, national attention for our efforts. We thank you for your attention and continued support of the company, and welcome any questions that you may have. /s/ Douglas J. Leech Douglas J. Leech Chairman, President and CEO

Centra Financial Holdings, Inc., and Subsidiaries CONSOLIDATED STATEMENTS OF CONDITION (Dollars in Thousands, except Per Share Data) September 30, September 30, (Unaudited) 2008 2007 ASSETS Cash and due from banks $19,893 $19,711 Interest-bearing deposits in other banks 955 1,046 Federal funds sold — 46,466 Total cash and cash equivalents 20,848 67,223 Available-for-sale securities, at estimated fair value (amortized cost of $121,644 in 2008 and $128,692 in 2007) 123,063 129,633 Loans, net of unearned income 1,011,927 822,386 Allowance for loan losses (15,229) (11,556) Net loans 996,698 810,830 Premises and equipment 21,228 17,503 Loans held for sale 3,017 3,333 Goodwill and other intangibles 16,482 16,920 Other assets 23,076 15,279 Total assets $1,204,412 $1,060,721 LIABILITIES Deposits Non-interest bearing $135,317 $95,795 Interest-bearing 902,757 834,287 Total deposits 1,038,074 930,082 Short-term borrowings 42,798 30,559 Long-term debt 20,000 20,000 Other liabilities 10,685 9,388 Total liabilities 1,111,557 990,029 STOCKHOLDERS’ EQUITY Preferred stock, $1 par value, 1,000,000 authorized, none issued — — Common stock, $1 par value, 50,000,000 authorized, 5,988,740 and 4,225,956 issued and outstanding, respectively 5,989 4,660 Additional paid-in capital 81,847 56,787 Accumulated earnings 4,168 8,680 Accumulated other comprehensive income 851 565 Total equity 92,855 70,692 Total liabilities and stockholders’ equity $1,204,412 $1,060,721

Centra Financial Holdings, Inc., and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME Nine Months Ended Sept. 30, Quarter Ended Sept. 30, (Dollars in Thousands, except Per Share Data) 2008 2007 2008 2007 (Unaudited) INTEREST INCOME Loans, including fees $47,692 $44,092 $16,069 $15,563 Loans held for sale 135 128 41 45 Securities available-for-sale 4,102 4,527 1,215 1,595 Interest-bearing bank balances 22 164 3 62 Federal funds sold 313 1,363 49 608 Total interest income 52,264 50,274 17,377 17,873 INTEREST EXPENSE Deposits 21,377 22,989 6,835 8,440 Short-term borrowed funds 704 704 317 282 Long-term debt 802 1,112 243 375 Total interest expense 22,883 24,805 7,395 9,097 Net interest income 29,381 25,469 9,982 8,776 Provision for credit losses 1,971 1,464 813 521 Net interest income after provision for credit losses 27,410 24,005 9,169 8,255 OTHER INCOME Service charges on deposit accounts 2,071 1,535 877 597 Other service charges and fees 1,818 1,355 614 485 Secondary market income 995 819 276 294 Security gains 212 — 17 — Other 687 537 236 209 Total other income 5,783 4,246 2,020 1,585 OTHER EXPENSE Salary and employee benefits 12,430 10,410 4,020 3,714 Occupancy expense 1,901 1,556 631 568 Equipment expense 1,596 1,372 560 485 Advertising 1,014 1,502 344 425 Professional fees 902 198 381 11 Data processing 1,620 1,346 587 478 Other outside services 667 631 251 183 Other 4,362 3,836 1,441 1,423 Total other expense 24,492 20,851 8,215 7,287 Net income before income tax 8,701 7,400 2,974 2,553 INCOME TAX EXPENSE 2,917 2,716 945 884 Net income $5,784 $4,684 $2,029 $1,669 Basic earnings per share $0.97 $1.01 $0.34 $0.35 Diluted earnings per share $0.89 $0.92 $0.31 $0.32 Weighted average shares outstanding — basic 5,980,725 4,656,537 5,988,740 4,702,214 Weighted average shares outstanding — diluted 6,479,709 5,065,106 6,478,342 5,211,457 Cash dividends declared per share $0.15 — $0.05 —

(CENTRA FINANCIAL HOLDINGS, INC. LOGO) Total Assets (in thousands) $1,215,000 $1,170,000 $1,125,000 $1,080,000 December March June September Total Loans (in thousands) $1,020,000 $970,000 $920,000 $870,000 December March June September Total Deposits (in thousands) $1,040,000 $1,005,000 $970,000 $935,000 December March June September Net Income First Nine Months (in thousands) $5,800 $4,800 $3,800 $2,800 2005 2006 2007 2008

QUARTERLY REPORT (CENTRA FINANCIAL HOLDINGS, INC. LOGO) Third Quarter 2008 ABOUT CENTRA TODAY INVESTOR INFORMATION • Bank Chartered September 27, 1999 • Morgantown Opened February 14, 2000 • Martinsburg Opened April 15, 2001 • Fayette County, PA Opened October 2, 2006 • Hagerstown, MD Opened June 8, 2007 • Number of Employees 256 • Number of Offices 17 • Number of Shareholders 1789 Centra Annual Report on Form 10-K The company’s annual report is filed with the U.S. Securities and Exchange commission on Form 10K. For current and prior years reports, access the SEC website at www.SEC.gov. Direct Stockholder Inquires to: Centra Financial Holdings, Inc. 990 Elmer Prince Drive Morgantown, WV 26505 (304) 581-6002 tsaab@centrabank.com

(CENTRA FINANCIAL HOLDINGS, INC. LOGO) 990 Elmer Prince Dr., Suite 100 P.O. Box 656 Morgantown, WV 26507-0656